Note 3 - Properties, Plants, Equipment and Mineral Interests, and Lease Commitments (Details) - Future Obligations Under Non-Cancelable Operating Leases (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Future Obligations Under Non-Cancelable Operating Leases [Abstract]
2013	$ 3,087
2014	3,114
2015	1,434
2016	1,438
2017	1,056
Thereafter	3,848
Total	$ 13,977